                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:


  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director and an officer of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21ST day of September, 1994.


                                                  /s/ Bannus  Hudson
                                                  -----------------------------
                                                  Bannus B. Hudson
                                                  President and Chief Executive
                                                  Officer (Principal Executive
                                                  Officer) and Director
STATE OF OHIO            )
                         ) SS:
COUNTY OF HAMILTON       )

  On the 21ST day of September, 1994, personally appeared before me Bannus B. Hudson, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 21ST day of September, 1994.


                                                  /s/ James  J. Crowe
                                                  -----------------------------
                                                  Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is an officer of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21ST day of September, 1994.


                                                  /s/ Edwin C. Gerth
                                                  -----------------------------
                                                  Edwin C. Gerth
                                                  Vice President - Corporate
                                                  Controller (Principal
                                                  Accounting Officer)

STATE OF OHIO            )
                         ) SS:
COUNTY OF HAMILTON       )


  On the 21ST day of September, 1994, personally appeared before me Edwin C. Gerth, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 21ST day of September, 1994.


                                                  /s/ James J. Crowe
                                                  -----------------------------
                                                  Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



       WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

 WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus
B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23RD day of September, 1994.




                                                  /s/ Charles S. Mechem, Jr.
                                                  -----------------------------
                                                  Charles S. Mechem, Jr.
                                                  Director

STATE OF OHIO            )
                         ) SS:
COUNTY OF HAMILTON       )

       On the 23RD day of September, 1994, personally appeared before me Charles S. Mechem, Jr., to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 23RD day of September, 1994.

                                                  /s/ James J. Crowe
                                                  -----------------------------
                                                  Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22ND day of September, 1994.


                                                /s/ John L. Roy
                                                ------------------------------
                                                John L. Roy
                                                Director

STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )


  On the 22ND day of September, 1994, personally appeared before me John L. Roy, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 22ND of  September, 1994.


                                                /s/ James J. Crowe
                                                ------------------------------
                                                Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22ND day of September, 1994.


                                                /s/ Philip E. Beekman
                                                -------------------------------
                                                Philip E. Beekman
                                                Director

STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )


  On the 22ND day of September, 1994, personally appeared before me Philip E. Beekman, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 22ND of  September, 1994.


                                                /s/ James J. Crowe
                                                -------------------------------
                                                Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under her name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, her attorneys for her and in her name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as she might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22ND day of September, 1994.


                                                /s/ Phyllis S. Sewell
                                                -------------------------------
                                                Phyllis S. Sewell
                                                Director

STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )

  On the 22ND day of September, 1994, personally appeared before me Phyllis S. Sewell, to me known to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 22ND day of September, 1994.


                                                /s/ James J. Crowe
                                                -------------------------------
                                                Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22ND day of September, 1994.


                                                /s/ Joseph H. Anderer
                                                -------------------------------
                                                Joseph H. Anderer
                                                Director

STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )


  On the 22ND day of September, 1994, personally appeared before me Joseph H. Anderer, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 22ND  day of  September, 1994.


                                                /s/ James J. Crowe
                                                -------------------------------
                                                Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22ND day of September, 1994.


                                                /s/ Gilbert Hahn, Jr.
                                                ------------------------------
                                                Gilbert Hahn, Jr.
                                                Director

STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )


  On the 22ND day of September, 1994, personally appeared before me Gilbert Hahn, Jr., to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 22ND day of  September, 1994.


                                                /s/ James J. Crowe
                                                ------------------------------
                                                Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22ND day of September, 1994.


                                                /s/ Lorrence T. Kellar
                                                -------------------------------
                                                Lorrence T. Kellar
                                                Director

STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )


  On the 22ND day of September, 1994, personally appeared before me Lorrence T. Kellar, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 22ND day of  September, 1994.


                                                /s/ James J. Crowe
                                                -------------------------------
                                                Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22ND day of September, 1994.


                                                /s/ Albert M. Kronick
                                                -------------------------------
                                                Albert M. Kronick
                                                Director

STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )


  On the 22ND day of September, 1994, personally appeared before me Albert M. Kronick, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 22ND day of  September, 1994.


                                                /s/ James J. Crowe
                                                -------------------------------
                                                Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23RD day of September, 1994.


                                                /s/ Thomas Laco
                                                ------------------------------
                                                Thomas Laco
                                                Director

STATE OF OHIO           )
                        ) SS:
COUNTY OF HAMILTON      )


  On the 23RD day of September, 1994, personally appeared before me Thomas Laco, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 23RD day of  September, 1994.


                                                /s/ James J. Crowe
                                                ------------------------------
                                                Notary Public

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



       WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Tax Incentive Savings Plan (the "Plan") relating to all common shares of the Corporation, and Plan interests, to be offered or sold under the Plan; and

 WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

 NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus
B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

 IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22ND day of September, 1994.


                                                /s/ Roger L. Howe
                                                -------------------------------
                                                Roger L. Howe
                                                Director

STATE OF OHIO            )
                         ) SS:
COUNTY OF HAMILTON       )

       On the 22ND day of September, 1994, personally appeared before me Roger
L. Howe, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 22ND day of September, 1994.


                                                /s/ James J. Crowe
                                                -------------------------------
                                                Notary Public